NOTE 4. FIXED ASSETS - NOTE 4. FIXED ASSETS (SCHEDULE) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Machinery and equipment	$ 439,560	$ 0
Furniture and fixtures	8,059	0
Total cost	447,619	0
Less: Accumulated depreciation	0	0
Property and equipment, net	$ 447,619	$ 0